EXHIBIT 10.5

AMENDED AND RESTATED CUSTODIAL AGREEMENT

THIS AMENDED AND RESTATED CUSTODIAL AGREEMENT is made as of December 15, 2005 (the “Agreement”) by and among VON KARMAN FUNDING TRUST (the “Issuer”), a Delaware statutory trust, NEW CENTURY MORTGAGE CORPORATION, a California corporation, as seller and servicer (the “Company”, in its capacity as servicer under the Mortgage Loan Purchase and Servicing Agreement, the “Servicer”, in its capacity as seller under the Mortgage Loan Purchase and Servicing Agreement, the “Seller”), DEUTSCHE BANK TRUST COMPANY AMERICAS (the “Collateral Agent”), a New York banking corporation acting in its capacity as collateral agent under the Security Agreement, and DEUTSCHE BANK NATIONAL TRUST COMPANY, as custodian (the “Custodian”). The Custodian shall hold the Mortgage Notes, Mortgages and Assignments of Mortgages as bailee, initially for the Issuer and then for the Collateral Agent.

WITNESSETH:

WHEREAS, the Issuer, the Company, the Collateral Agent and the Custodian entered into that certain Custodial Agreement, dated as of September 5, 2003 (the “Original Custodial Agreement”);

WHEREAS, the Issuer, the Company, the Collateral Agent and the Custodian desire to amend and restate the Original Custodial Agreement in its entirety;

WHEREAS, the Issuer, the Company, the Collateral Agent and the Custodian each agree, on the terms set forth herein, that upon the effectiveness of this Agreement, the Original Custodial Agreement shall terminate and be of no force and effect and that neither party shall have a claim (for money or otherwise) based on, arising out of or relating to any provision of the Original Custodial Agreement;

WHEREAS, pursuant to the Mortgage Loan Purchase and Servicing Agreement the Seller has agreed to sell from time to time to the Issuer all of the Company’s right, title and interest in and to certain Mortgage Loans, and the Issuer has agreed to purchase the Mortgage Loans from the Company pursuant to the terms and conditions of the Mortgage Loan Purchase and Servicing Agreement;

WHEREAS, the Company has agreed to service the Mortgage Loans and arrange for the sale of the Mortgage Loans pursuant to the terms and conditions of the Mortgage Loan Purchase and Servicing Agreement (in such capacity, the “Servicer”);

WHEREAS, the Issuer will obtain funding for the Mortgage Loans by issuing Secured Liquidity Notes from time to time and issuing one or more Series of Subordinated Notes from time to time, and in connection with such funding, has entered into the Security Agreement;

WHEREAS, the Custodian is duly organized, validly existing and in good standing under the laws of the United States, and is otherwise authorized to act as Custodian pursuant to this Agreement; and

WHEREAS, the Issuer desires to have the Custodian take possession of the Mortgage Notes, Mortgages and Assignments of Mortgages first as bailee for the Issuer and then, pursuant to Section 21 hereof and for so long as the Obligations remain outstanding, exclusively as bailee for the Collateral Agent. Unless otherwise instructed by the person for whom the Custodian is then acting as bailee, the Custodian shall release Mortgage Notes, Mortgages and Assignments of Mortgages to the Servicer upon notice of the sale or repayment in full of any Mortgage Loan in accordance with the terms hereof. The Custodian acknowledges and agrees that all of the rights of the Issuer under this Agreement are being assigned to the Collateral Agent for the benefit of the Secured Parties.

NOW, THEREFORE, in consideration of the undertakings herein expressed and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Definitions. Capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Mortgage Loan Purchase and Servicing Agreement. The following capitalized terms have the meanings set forth below:

“Bailee Letter” means a bailee letter in the form attached hereto as Exhibit E, as part of the Transmittal Letter.

“Certification” means a certification in the form attached hereto as Exhibit A delivered to the Collateral Agent by the Custodian covering the Mortgage Loans included in a Transfer Supplement as set forth in Section 4 hereof.

“Closing Date” means the closing date specified in any Transfer Supplement, which is the date the sale of any Portfolio is designated to occur.

“Disbursement Account Agreement” means the Disbursement Account Agreement in the form attached hereto as Exhibit G.

“Indemnified Party” shall have the meanings set forth in Sections 16 and 17 hereof.

“List of Loans” shall have the meaning set forth in Section 8 hereof.

“Mortgage Loan Purchase and Servicing Agreement” means the amended and restated mortgage loan purchase and servicing agreement, dated as of the date hereof, by and between the Company and the Issuer as the same may at any time be amended, modified or supplemented.

“Mortgage Loan Schedule” means the mortgage loan schedule attached to a Transfer Supplement. The Mortgage Loan Schedule may be delivered to the Custodian via electronic transmission in a format mutually acceptable between the Custodian and the Company.

“Obligations” shall have the meaning specified in Section 2.01 of the Security Agreement.

“Rating Agency” means S&P and Moody’s.

“Rating Agency Confirmation” means a written confirmation from each Rating Agency rating the Notes that the proposed action will not result in the reduction or withdrawal of its rating (in effect immediately before taking such action) of any of the Notes.

“Request for Release” means that certain request for release of documents in the form of Exhibit B attached hereto.

“Responsible Officer” means, with respect to the Custodian, any Principal, Vice President, any Assistant Vice President, any Managing Director, any Assistant Secretary, any Assistant Treasurer, any Senior Trust Officer, any Assistant Trust Officer, any Trust Officer or any other officer associated with the corporate trust department of the Custodian customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular matter, any other officer to whom such matter is referred because of that officer’s knowledge of and familiarity with the particular subject.

“Review Procedure” means the document review procedure set forth on Exhibit D attached hereto.

“Secured Parties” has the meaning given in the Security Agreement.

“Security Agreement” means the amended and restated security agreement, dated as of the date hereof, by and between the Issuer and the Collateral Agent.

“Transfer Supplement” means the document pursuant to which a Portfolio is sold by the Seller to the Issuer, in the form attached hereto as Exhibit F.

“Transmittal Letter” means a transmittal letter in the form attached hereto as Exhibit E, including the form of Bailee Letter annexed thereto.

Section 2. Delivery of Mortgage Notes, Mortgages and Assignments of Mortgages. As soon as practicable but in any event on or before the date which is seven (7) Business Days after the sale of any Mortgage Loan to the Issuer, the Seller shall cause the Servicer to deliver and release each Mortgage Note, Mortgage (subject, in the case of a Mortgage, to the provisions of the last sentence of subsection (ii) of Section 2.1(b) of the Mortgage Loan Purchase and Servicing Agreement) and Assignment of Mortgage pertaining to each Mortgage Loan identified on any Mortgage Loan Schedule attached to any Transfer Supplement, including Mortgage Notes, Mortgages and Assignments of Mortgages on Wet Funded Loans (subject to the Wet Funded Loan Limitation), to the Custodian as bailee, initially for the Issuer and then for the Collateral Agent.

Section 3. Bailee. The Custodian hereby agrees to act as bailee hereunder for the purpose of taking custody of the Mortgage Notes, Mortgages and Assignments of Mortgages. With respect to each Mortgage Note, Mortgage and Assignment of Mortgage which is delivered to the Custodian or which at any time comes into the possession of the Custodian pursuant to the terms of this Agreement, the Custodian shall, subject to Section 19, hold such Mortgage Note, Mortgage and Assignment of Mortgage as bailee for the Issuer. In accordance with Section 19, the Custodian acknowledges and agrees that the rights of the Issuer under this Agreement have been assigned to the Collateral Agent for the benefit of the Secured Parties and that, until notified in writing by the Collateral Agent that all Obligations have been paid in full, the Custodian shall act exclusively as bailee for the Collateral Agent. The Custodian shall dispose of any Mortgage Note, Mortgage and Assignment of Mortgage only in accordance with the instructions furnished to it by the Person for whom the Custodian is then acting as bailee or as otherwise authorized by this Agreement.

Section 4. Delivery of Mortgage Notes, Mortgages and Assignments of Mortgages by the Closing Date. No later than 12:00 noon (New York City time) (where the Issuer intends to issue Secured Liquidity Notes to fund its purchase of a Portfolio on that day) on each Closing Date, or 4:00 p.m. (New York City time) (where the Issuer does not intend to issue Secured Liquidity Notes to fund its purchase of a Portfolio on such day), the Seller shall deliver to the Issuer a Transfer Supplement for the Mortgage Loans to be sold to the Issuer on such Closing Date and shall notify the Purchaser of its calculation of the Initial Purchase Price for each Mortgage Loan in the Portfolio. If the Issuer does not agree with any purchase calculation or the sale does not close for any other reason, the Closing Date for the Portfolio shall be rescheduled to a later date, at its option, by the Seller. No later than 12:00 noon or 4:00 p.m. (New York City time) (as required by the first sentence of this section) on each Closing Date, the Seller shall deliver to the Custodian a copy of the Transfer Supplement for such Closing Date, including the Mortgage Loan Schedule attached to the Transfer Supplement. The Seller shall deliver each Mortgage Note, Mortgage and Assignment of Mortgage relating to a Mortgage Loan sold on a Closing Date, including the Mortgage Notes, Mortgages and Assignments of Mortgages on Wet Funded Loans (subject to the Wet Funded Loan Limitation), to the Custodian as soon as practicable, but in any event within seven (7) Business Days of the Closing Date (subject, in the case of a Mortgage, to the provisions of the last sentence of subsection (ii) of Section 2.1(b) of the Mortgage Loan Purchase and Servicing Agreement). The Seller shall deliver the other related Loan Documents to the Servicer, and the contents of each Mortgage Loan File (other than those documents being held by the Custodian hereunder) shall be held in trust by the Servicer for the benefit of the Issuer as owner and the Collateral Agent as secured party. The Custodian shall maintain any Mortgage Notes, Mortgages and Assignments of Mortgages so deposited in separate records and files. Within two (2) Business Days after receipt by the Custodian of the Mortgage Notes, Mortgages and Assignments of Mortgages with respect to a Closing Date, as provided in the third sentence of this Section 4, the Custodian shall deliver to the Collateral Agent (by facsimile transmission with the original to follow by express courier) a Certification, for up to one thousand Mortgage Loans on any Business Day, in the form attached hereto as Exhibit A, with the blanks therein appropriately completed, pursuant to which the Custodian certifies (except as may be set forth in the exceptions report attached to the Certification) to the Issuer and the Collateral Agent (i) those Mortgage Loans listed on such Transfer Supplement with respect to which the Custodian has in its possession all the Mortgage Notes, Mortgages and Assignments of Mortgages required by Section 2 of this Agreement, (ii) those Mortgage Loans listed on such Transfer Supplement with respect to which the Custodian does not have all of the Mortgage Notes, Mortgages and Assignments of Mortgages required by Section 2 of this Agreement, (iii) any documentary nonconformities found under the Review Procedure noted by the Custodian in respect of the Mortgage Notes, Mortgages and Assignments of Mortgages delivered (such as missing signatures or other manifest errors) and (iv) that the Custodian acknowledges that it holds the Mortgage Notes, Mortgages and Assignments of Mortgages specified in clause (a)(i) and that such Mortgage Notes, Mortgages and Assignments of Mortgages are owned by the Issuer subject to the security interest of the Collateral Agent and that, until otherwise instructed in writing by the Collateral Agent, it shall act solely and exclusively as bailee for the Collateral Agent with respect to such Mortgage Notes, Mortgages and Assignments of Mortgages. With respect to the Mortgage Notes, Mortgages and Assignments of Mortgages specified in clause (a)(ii) the Custodian shall send a superceding Certification as to documentary deficiencies and a similar acknowledgment whenever it receives possession of such Mortgage Notes, Mortgages and Assignments of Mortgages. The Issuer and the Seller shall use their best efforts to close the sale of any Portfolio on any such Closing Date. The Issuer shall pay to the Seller the Initial Purchase Price of each Mortgage Loan purchased by it hereunder in immediately available funds not later than 5:00 p.m., (New York City time), on the Closing Date. Each Mortgage Loan must be an Eligible Loan.

Section 5. Seller’s Responsibilities. The Seller shall be solely responsible for providing each and every Mortgage Note, Mortgage and Assignment of Mortgage required for each Mortgage Loan to the Custodian in a timely manner as provided herein and for completing or correcting any missing, incomplete or inconsistent documents, and, except as specifically required to be noted in the Certification required pursuant to Section 4 hereof, the Custodian shall not be responsible or liable for taking any such action, causing the Seller or any other Person to do so or notifying the Issuer that any such action has or has not been taken, whether in connection with each Closing Date or at any other time.

Section 6. Custodian’s Duties. The Custodian shall examine each Mortgage Note, Mortgage and Assignment of Mortgage received by the Custodian hereunder in accordance with the Review Procedure and shall make the Certification specifically provided in Section 4. However, except as specifically provided in Section 4, the Custodian shall not be responsible for, and shall not certify as to, the value, form, substance, legality, validity, perfection, priority, recordability, genuineness, effectiveness or enforceability of any Mortgage Note, Mortgage and Assignment of Mortgage, or the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

(a) While the Mortgage Loans are owned by the Issuer, and subject to the security interest of the Collateral Agent, as the case may be, the Custodian shall:

(1) segregate on the books of the Custodian and maintain continuous custody and control of the Mortgage Notes, Mortgages and Assignments of Mortgages on behalf of and in trust for the Issuer subject to the security interest of the Collateral Agent and shall hold the Mortgage Notes, Mortgages and Assignments of Mortgages in secure and fire-resistant facilities in accordance with customary standards for storage, and the Custodian shall have no liability for any loss of the Mortgage Notes, Mortgages and Assignments of Mortgages (A) unless the Custodian shall fail to perform its duties and obligations under this Agreement in accordance with customary standards for such custody or (B) except for any loss which is the result of the Custodian’s gross negligence, fraud, bad faith or willful misconduct; and

(2) make available for review, inspection, examination or audit by the Issuer or the Collateral Agent, or their designees, at any time during normal business hours of the Custodian, upon two (2) Business Days’ written notice, the Mortgage Notes, Mortgages and Assignments of Mortgages and accounts and records pertaining thereto and related storage facilities, maintenance and release procedures and control and tracking mechanisms.

(b) So long as no Servicer Event of Default has occurred and is continuing of which a Responsible Officer of the Custodian has been given written notice, from time to time (and as appropriate for the servicing of any of the Mortgage Loans (as determined by the Servicer)), the Custodian is authorized, after delivery to the Custodian of the Servicer’s Request for Release, to release to the Servicer the related Mortgage Note, Mortgage and Assignment of Mortgage; provided, however, that the Custodian shall only release Mortgage Notes, Mortgages and Assignments of Mortgages to the Servicer if a copy of the Request for Release is delivered to the Collateral Agent by the Custodian promptly on receipt of the same and in any event prior to the release of the relevant Mortgage Note, Mortgage and Assignment of Mortgage (or if the Collateral Agent shall have notified the Custodian that all Obligations shall have been paid in full by the Issuer). All Mortgage Notes, Mortgages and Assignments of Mortgages so released temporarily to the Servicer shall be held by the Servicer in trust for the benefit of the Collateral Agent on behalf of the Issuer from time to time and shall be returned (x) within seven (7) Business Days from the date of release as set forth in such Request for Release or (y) immediately upon the occurrence of a Servicer Event of Default; it being understood that Mortgage Notes, Mortgages and Assignments of Mortgages released in connection with foreclosures need not be returned within such seven (7) Business Day period provided that the Servicer agrees in writing that it is holding such Mortgage Notes, Mortgages and Assignments of Mortgages as bailee for the Collateral Agent during the foreclosure period, such agreement to be sent to the Custodian with the Request for Release. As set forth in such Request for Release, the Servicer shall be strictly liable for such Mortgage Notes, Mortgages and Assignments of Mortgages and agrees to return them within the time period set forth in the applicable release. The Servicer shall in any case return to the Custodian the Mortgage Notes, Mortgages and Assignments of Mortgages when the Servicer’s need therefor in connection with the servicing no longer exists or upon the occurrence of a Servicer Event of Default.

(c) Notwithstanding anything to the contrary contained herein, the Issuer and the Servicer expressly acknowledge and agree that the Custodian has no duty to determine or monitor compliance by either such party under the Mortgage Loan Purchase and Servicing Agreement. The Issuer or the Collateral Agent may terminate the Servicer’s right to make requests for the release of Mortgage Notes, Mortgages and Assignments of Mortgages and to give receipts therefor by written notice to the Custodian, with a copy to (i) the Company, (ii) the Collateral Agent, if such notice is given by the Issuer, and (iii) the Issuer, if such notice is given by the Collateral Agent. The Custodian shall not be obligated to verify the authenticity of any signature (original or facsimile) on any of the documents received and examined by it in connection with this Agreement, or the authority or capacity of any Person to execute or issue any such document.

(d) The Custodian and the Issuer will enter into the Disbursement Account Agreement.

Section 7. Release of Issuer’s Interest. The Issuer and the Collateral Agent agree to release their interest in the Mortgage Loans at the time such Mortgage Loans are sold to purchasers thereof. Prior to the sale of the Mortgage Loans, the Custodian, at the direction of the Issuer, shall (i) deliver to the purchaser in escrow pursuant to the Transmittal Letter, for examination, the Mortgage Notes, Mortgages and Assignments of Mortgages and other documents in its possession related to such Mortgage Loans or (ii) deliver the Mortgage Notes, Mortgages and Assignments of Mortgages and other documents for an examination by the purchaser at the Servicer’s offices. If, following such examination, the purchaser does not proceed with the proposed sale, the Mortgage Notes, Mortgages and Assignments of Mortgages and other documents shall be promptly returned to the Custodian. The Custodian is authorized, after written request by the Issuer, to release to the purchaser the Mortgage Notes, Mortgages and Assignments of Mortgage or other documents; provided that any delivery of such Mortgage Notes, Mortgages and Assignments of Mortgage is preceded by a Transmittal Letter (with or without the exhibited Bailee Letter, or just the Bailee Letter exhibited thereto) executed by the purchaser. Without limitation of the terms of each Transmittal Letter and Bailee Letter, the Issuer shall confirm to the Custodian, in accordance with industry practice, the closing of the related sale of Mortgage Loans and transfer of applicable funds.

Section 8. List of Loans. Upon the written request of the Issuer or the Collateral Agent, the Custodian shall provide to the Issuer or the Collateral Agent as soon as practicable, but in any event within one (1) Business Day of the request, a list of all Mortgage Loans with respect to which the Custodian holds Mortgage Notes, Mortgages and Assignments of Mortgages pursuant to this Agreement (each, a “List of Loans”). Such list may be in the form of a copy of the Transfer Supplement with manual additions to denote substituted Mortgage Loans and manual deletions to specifically denote any Mortgage Loans paid off, repurchased, sold or otherwise released by the Custodian since the date of this Agreement.

Section 9. Custodial Charges. The Custodian will charge such fees for its services under this Agreement as are set forth in a separate fee schedule agreed between the Custodian and the Issuer, and such fees shall be paid, together with the Custodian’s expenses (including, without limitation, the reasonable fees and expenses of its counsel) incurred in connection herewith, by the Issuer pursuant to the terms of the fee schedule and the Security Agreement. Such fees and expenses shall be solely the obligation of the Issuer. In the event of the appointment of a successor custodian, the Issuer shall be responsible for the fees and expenses of the successor custodian as well as any applicable release fees of the Custodian. The Custodian has no lien on or right of setoff or adverse claim against, and shall not attempt to place a lien on or obtain a right of setoff or any adverse claim against, any of the Mortgage Loans or proceeds thereof to secure the payment of its fees and expenses. The obligations of the Issuer under this Section 9 shall survive the termination of this Agreement and the earlier resignation or removal of the Custodian.

Section 10. Maintenance of Insurance, Lost Note Affidavit. (a) The Custodian shall, at its own expense, maintain at all times during the existence of this Agreement and keep in full force and effect, (i) a fidelity bond and document hazard insurance and (ii) insurance typically maintained by banking institutions that act as custodian for similar transactions. All such insurance shall be in such amounts, with standard coverages and subject to deductibles, as is customary for insurance typically maintained by banking institutions that act as custodian for similar transactions, and shall be with reputable insurance companies. Upon request from time to time, the Custodian shall furnish the Company, the Issuer and the Collateral Agent with a certificate of the respective insurer that such insurance is in full force and effect.

(b) In the event that the Custodian fails to produce a Mortgage Note that was in its possession pursuant to Section 2 within five (5) Business Days after required or requested by the Issuer or the Servicer pursuant to Section 6(b) or 7 or as otherwise directed by the Collateral Agent, and provided that (i) the Custodian’s most recent Certification did not list such Mortgage Note as an exception thereon; (ii) such Mortgage Note is not released pursuant to a Request for Release and (iii) such Mortgage Note was held by the Custodian on behalf of the Collateral Agent, then the Custodian shall at its sole cost and expense, with respect to any such missing Mortgage Note, promptly deliver to the Collateral Agent with a copy to the Servicer and the Issuer, a Lost Note Affidavit and Indemnity in the form of Exhibit H hereto.

Section 11. Representations and Warranties of the Custodian. The Custodian (and any successor custodian as of the appointment of such custodian) represents and warrants to the Issuer and the Company, as of the date hereof and as of each date it delivers an executed Certification, as follows:

(a) The Custodian has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary action to authorize its execution, delivery and performance of this Agreement.

(b) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any stockholder or creditor of the Custodian) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

(c) This Agreement has been authorized and approved by all requisite corporate action on the part of the Custodian and, when executed and delivered by the Custodian and the other parties hereto, will constitute the legal, valid and binding obligation of the Custodian, enforceable against the Custodian in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

(d) The Custodian has not executed any agreement or obligation inconsistent herewith or with any of the transactions contemplated hereby.

(e) The Custodian is independent from and unaffiliated with the Company and is a financial institution whose deposits or accounts are federally insured, or is a subsidiary of such financial institution and is authorized under applicable law to perform custodial services such as the custodial services described herein.

(f) By execution of this Agreement, the Custodian, as set forth herein, warrants that it has no, and covenants that it will hold no, and not assert any, lien, claim, security interest, right of setoff or adverse interest by way of security or otherwise, in any of the Mortgage Notes, Mortgages, Assignments of Mortgages or the Mortgage Loans and, as set forth herein, hereby waives and releases any such interest or right which it may have or acquire in or to any such Mortgage Notes, Mortgages, Assignments of Mortgages or Mortgage Loans.

(g) The Custodian represents and warrants that it has no actual knowledge of the existence, except with respect to the Collateral Agent, of any lien, claim, right of setoff or adverse interest by way of security or otherwise, in any Mortgage Loan or Mortgage Notes, Mortgages or Assignments of Mortgages, and covenants that it will advise the Collateral Agent immediately in writing if it becomes aware of the existence of any such lien, claim, right of setoff or adverse interest.

Section 12. Representations and Warranties of the Company. The Company represents and warrants to the Custodian, the Collateral Agent and the Issuer as follows:

(a) The Company has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(b) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of the Company) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

(c) This Agreement has been authorized and approved by all requisite corporate action on the part of the Company and, when executed and delivered by the Company and the other parties hereto, will constitute the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

(d) The Company shall provide the Custodian and the Collateral Agent with copies of such confirmations, agreements, documents, opinions, instructions and information relating to this Agreement or to the transactions contemplated hereby as the Custodian may from time to time reasonably request.

Section 13. [reserved]

Section 14. Representations and Warranties of the Issuer. The Issuer represents and warrants to the Company, the Collateral Agent and the Custodian as follows:

(a) The Issuer has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary trust action to authorize its execution, delivery and performance of this Agreement.

(b) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of the Issuer) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

(c) This Agreement has been authorized and approved by all requisite trust action on the part of the Issuer and, when executed and delivered by the Issuer and the other parties hereto, will constitute the legal, valid and binding obligation of the Issuer, enforceable against the Issuer in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

Section 15. Representations and Warranties of the Collateral Agent. The Collateral Agent represents and warrants to the Company, the Issuer and Custodian as follows:

(a) The Collateral Agent has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, and has taken all necessary corporate action to authorize its execution, delivery and performance of this Agreement.

(b) To the best of the knowledge of the Collateral Agent (but without having made any independent investigation or inquiry), no consent or authorization of, filing with, or other act by or in respect of, any arbitrator or governmental authority and no consent of any other Person (including, without limitation, any creditor of the Collateral Agent) is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

(c) This Agreement has been authorized and approved by all requisite corporate action on the part of the Collateral Agent and, when executed and delivered by the Collateral Agent and the other parties hereto, will constitute the legal, valid and binding obligation of the Collateral Agent, enforceable against the Collateral Agent in accordance with its terms; provided, however, that enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether enforcement is sought in equity or at law).

Section 16. Indemnification of the Issuer, the Company and the Collateral Agent by the Custodian. The Custodian hereby agrees to indemnify the Issuer, the Company and the Collateral Agent, their respective Affiliates, and their respective directors, officers, owner trustees, employees and agents and their respective successors and assigns (each, an “Indemnified Party”) against, and agrees to hold them harmless from, any and all claims, losses, liabilities, obligations, damages, payments, costs and expenses (including, without limitation, reasonable legal fees and expenses arising in connection therewith) which may be imposed on, incurred by or asserted against any Indemnified Party and resulting from the Custodian’s gross negligence, fraud, bad faith or willful misconduct in the performance of its obligations hereunder; provided that the Custodian shall not be liable for any portion of any such amounts resulting from the gross negligence, fraud, bad faith or willful misconduct of the Issuer. The indemnifications contained herein shall survive any termination of this Agreement. Any payment to the Issuer under this Section 16 shall be remitted by the Custodian to the Collateral Agent for deposit in the Collateral Account.

Section 17. Indemnification of the Custodian by the Company. The Company hereby agrees to indemnify the Custodian, its Affiliates, and their respective directors, officers, employees, attorneys and agents and their respective successors and assigns (each, an “Indemnified Party”) against, and agrees to hold them harmless from, any and all claims, losses, liabilities, obligations, damages, payments, costs and expenses (including, without limitation, reasonable legal fees and expenses arising in connection therewith) which may be imposed on, incurred by or asserted against any Indemnified Party resulting from its participation in the transactions contemplated herein; provided that the Company shall not be liable for any portion of any such amounts resulting from the gross negligence, fraud, bad faith or willful misconduct of the Custodian in the performance of or other breach of its obligations hereunder. The indemnifications contained herein shall survive any termination of this Agreement and the earlier resignation or removal of the Custodian.

Section 18. Concerning the Custodian.

(a) The Custodian shall have no duties or responsibilities except those that are specifically set forth herein, it being expressly understood that no duties or obligations shall be implied against the Custodian. Provided that the Custodian has followed the terms of this Agreement or the Issuer’s instructions, the Custodian shall be under no responsibility or duty with respect to the disposition of any Mortgage Notes, Mortgages and Assignments of Mortgages while such Mortgage Notes, Mortgages or Assignments of Mortgages are not in its possession. If the Custodian shall request instructions from the Issuer with respect to any act, action or failure to act in connection with this Agreement other than an act, action or failure to act which is provided for or required of the Custodian by the terms of this Agreement, the Custodian shall be entitled to refrain from taking such action and continue to refrain from acting unless and until the Custodian shall have received written instructions from the Issuer without incurring any liability therefor to the Issuer, the Company or any other Person.

(b) If the Custodian shall at any time receive conflicting instructions from the Issuer and the Company with respect to any of the Mortgage Notes, Mortgages and Assignments of Mortgages and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall follow the instructions of the Issuer and shall not be liable to the Company as a result. If the Custodian shall at any time receive conflicting instructions from the Issuer, the Company and the Collateral Agent with respect to any of the Mortgage Notes, Mortgages and Assignments of Mortgages and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall follow the instructions of the Collateral Agent and shall not be liable to the Issuer or the Seller as a result. The Custodian shall not be responsible to the Issuer or any other party for recitals, statements or warranties or representations of the Company, the Issuer or the Collateral Agent contained herein, or in any other document or be bound to ascertain or inquire as to the performance or observance of any of the terms of this Agreement or any other agreement on the part of any party other than itself.

(c) None of the Custodian, its Affiliates or any of their respective directors, officers, agents, attorneys, employees, successors or assigns shall be liable for any action taken or omitted to be taken by it or them hereunder or in connection herewith in good faith and believed by it or them to be within the purview of this Agreement, except for its or their own gross negligence, fraud, bad faith or willful misconduct. Notwithstanding the foregoing sentence, in no event shall the Custodian or its Affiliates, directors, officers, agents and employees be held liable for any special, indirect, punitive or consequential damages resulting from any action taken or omitted to be taken by it or them hereunder or in connection herewith even if advised of the possibility of such damages.

(d) In the absence of bad faith on the part of the Custodian, the Custodian may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any request, instructions, certificate, opinion or other document furnished to the Custodian reasonably believed by the Custodian to be genuine and to have been signed or presented by the proper party or parties and conforming to the requirements of this Agreement absent notice to the contrary. Absent written notice to the contrary from the Issuer, the Collateral Agent, the Company, any SLN Placement Agent or any Swap Counterparty, the Custodian may conclusively rely upon the validity of documents delivered to it, without investigation as to their authenticity or legal effectiveness, and the Company will hold the Custodian harmless from any claims which may arise or be asserted against the Custodian because of the invalidity of any such documents, or their failure to fulfill their intended purpose. Notwithstanding the foregoing, it is expressly understood that in the case of any Mortgage Note, Mortgage, Assignment of Mortgage or other documents or other request, instruction, document or certificate which by any provision hereof is specifically required to be furnished to the Custodian, the Custodian shall be under a duty to examine the same to determine whether or not such document conforms to the requirements of this Agreement (which examination, in the case of any Mortgage Note, Mortgage, or Assignment of Mortgage, shall be in accordance with the Review Procedure), and to make the Certifications required by Section 4 of this Agreement.

(e) The Custodian shall not be responsible for preparing or filing any reports or returns relating to federal, state or local incomes taxes with respect to this Agreement, other than for the Custodian’s compensation or for reimbursement of expenses.

(f) Any other provision of this Agreement to the contrary notwithstanding, the Custodian shall have no notice, and shall not be bound by any of the terms and conditions of, any other document or agreement executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement unless the Custodian is a signatory party to that document or agreement. Notwithstanding the foregoing sentence, the Custodian shall be deemed to have notice of the terms and conditions (including, without limitation, definitions not otherwise set forth in full in this Agreement) of other documents and agreements executed or delivered in connection with, or intended to control any part of, the transactions anticipated by or referred to in this Agreement, to the extent that such terms and provisions are referenced, or are incorporated by reference, into this Agreement only as long as the Company shall have provided a copy of any such document or agreement to the Custodian. The Company shall provide the Custodian with an executed copy of the Mortgage Loan Purchase and Servicing Agreement and the Security Agreement.

(g) The duties and obligations of the Custodian shall only be such as are expressly set forth in this Agreement or as set forth in a written amendment to this Agreement executed by the parties hereto or their successors and assigns. In the event that any provision of this Agreement implies or requires that action or forbearance be taken by a party, but is silent as to which party has the duty to act or refrain from acting, the parties agree that the Custodian shall not be the party required to take the action or refrain from acting. In no event shall the Custodian have any responsibility to ascertain or take action except as expressly provided herein.

(h) Nothing in this Agreement shall be deemed to impose on the Custodian any duty to qualify to do business in any jurisdiction, other than (i) any jurisdiction where any Mortgage Loan File is or may be held by the Custodian from time to time hereunder, and (ii) any jurisdiction where its ownership or property or conduct of business requires such qualification and where failure to qualify could have a material adverse effect on the Custodian or its property or business or on the ability of the Custodian to perform its duties hereunder.

(i) Under no circumstances shall the Custodian be obligated to verify the authenticity of any signature on any of the documents received or examined by it in connection with this Agreement or the authority or capacity of any person to execute or issue such document, nor shall the Custodian be responsible for the value, form, substance, validity, perfection (other than by taking and continuing possession of the Mortgage Notes, Mortgages and Assignments of Mortgages), recordability, priority, effectiveness or enforceability of any such documents, nor shall the Custodian be under a duty to inspect, review or examine the documents to determine whether they are appropriate for the represented purpose or that they have been actually recorded or that they are other than what they purport to be on their face.

(j) The Custodian shall have no duty to ascertain whether or not any cash amount or payment has been received by the Company, the Seller, the Servicer or any third person.

(k) The Custodian is not required to produce a borrowing base report or any other report detailing the value of the Mortgage Loans.

(l) The Custodian is not required to perform any cash movement and reconciliation functions on behalf of the Company, the Seller, the Servicer or the Issuer in relation to this Agreement.

(m) Any Person into which the Custodian may be merged or converted, or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Custodian shall be a party, or any Person succeeding to the business of the Custodian, shall be the successor of the Custodian hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.

(n) The Custodian may delegate any of its duties under this Agreement to any of its agents, attorneys-in-fact, or Affiliates selected with due care, and shall not be liable for their gross negligence or willful misconduct. Any such agent, attorney-in-fact, or Affiliate (and such Affiliate’s directors, officers, agents and employees) which performs duties in connection with this Agreement shall be entitled to the same benefits of the indemnification, waiver and other protective provisions to which the Custodian is entitled under this Agreement.

(o) The Custodian may consult with counsel selected by the Custodian with regard to legal questions arising out of or in connection with this Agreement, and the advice or opinion of such counsel shall be full and complete authorization and protection in respect of any action reasonably taken, omitted or suffered by the Custodian in good faith and in accordance therewith.

(p) The Custodian shall not be responsible for delays or failures in performance resulting from acts beyond its control. Such acts shall include, but not be limited to, acts of God, strikes, lockouts, riots, acts of war or terrorism, epidemics, nationalization, expropriation, currency restrictions, governmental regulations superimposed after the fact, fire, communication line failures, computer viruses, power failures, earthquakes or other disasters.

(q) Notwithstanding the foregoing limitations in this Section 18, nothing in this Agreement which references the “Affiliates” of the Custodian, shall constitute a limitation on the obligations of the Collateral Agent arising under this Agreement or any of the other Program Documents.

(r) None of the provisions of this Agreement shall require the Custodian to expend or risk its own funds or otherwise to incur any liability, financial or otherwise, in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or indemnity satisfactory to it against such risk or liability is not assured to it.

Section 19. Collateral Agent.

(a) Notwithstanding anything to the contrary contained in this Agreement, the Custodian hereby acknowledges and agrees that all the rights of the Issuer under this Agreement have been assigned to the Collateral Agent for the benefit of the Secured Parties pursuant to the Security Agreement. Notwithstanding anything to the contrary contained in this Agreement, the Custodian shall promptly mark its books and records to reflect that the Mortgage Notes, Mortgages and Assignments of Mortgages are being held for the benefit of the Collateral Agent as representative of the Secured Parties. The Custodian shall promptly deliver to the Collateral Agent all Certifications, Mortgage Loan Schedules, Lists of Loans and any other reports, certificates and documents delivered by the Custodian hereunder indicating that the Custodian is holding the related Mortgage Notes, Mortgages and Assignments of Mortgages for the benefit of the Collateral Agent, as representative of the Secured Parties. The delivery of such Certifications, Mortgage Loan Schedules, Lists of Loans and any other reports, certificates and documents delivered by the Custodian hereunder shall satisfy the requirements of delivery thereof to the Issuer hereunder. Any amendments or modifications to such Certifications, Mortgage Loan Schedules, Lists of Loans and any other reports, certificates and documents delivered by the Custodian hereunder shall be delivered to the Collateral Agent. The Custodian is hereby notified of, and the Custodian hereby acknowledges, the security interest in the Mortgage Loans of the Collateral Agent as representative of the Secured Parties.

(b) The Custodian, the Issuer and the Company shall treat the Collateral Agent as the purchaser under this Agreement with respect to the Mortgage Loans in accordance with the provisions of this Section 19. Notwithstanding any other provision in this Agreement, if the Custodian shall at any time receive conflicting instructions from the Collateral Agent and any other party to this Agreement and the conflict between such instructions cannot be resolved by reference to the terms of this Agreement, the Custodian shall follow the instructions of the Collateral Agent. Without limiting the generality of the foregoing, the Custodian, the Issuer and the Company shall report to and correspond and communicate with the Collateral Agent and in all other regards treat the Collateral Agent as the purchaser hereunder with respect to the Mortgage Loans. The Collateral Agent shall be a third-party beneficiary of this Agreement and have all rights of the purchaser to enforce the covenants and conditions set forth in this Agreement with respect to the Mortgage Loans, and the Custodian and the Company, respectively, shall follow the instructions of the Collateral Agent under this Agreement. The Collateral Agent shall have the right to give any waivers or consents required or allowed under this Agreement, and such waivers and consents shall be binding upon the Issuer and any party for whom the Collateral Agent acts as representative secured party as if the Issuer or such party had given the same. All amounts due the Issuer under this Agreement shall be remitted to the Collateral Agent in accordance with the Collateral Agent’s instructions. The Collateral Agent shall be entitled to the same rights, protections, immunities and indemnities set forth in the Security Agreement as if specifically set forth herein.

(c) The Custodian shall send all reports and like communications required to be delivered to the Issuer under this Agreement to the Collateral Agent. In addition to all other obligations of the Custodian hereunder, the Custodian shall deliver to the Collateral Agent by bulletin board, electronic mail or such other medium acceptable to the Collateral Agent in its discretion, in a computer-readable format acceptable to the Collateral Agent and the Custodian, (a) by 4:00 p.m., New York City time on each Closing Date, the Certification and (b) by 12:00 noon, New York City time on each Business Day following the date of request, the List of Loans.

(d) The Issuer agrees to indemnify and hold the Custodian and each of its directors, officers, agents, attorneys and employees harmless against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements, including reasonable attorney’s fees, that may be imposed on, incurred by, or asserted against it or them in any way relating to or arising out of any action taken or not taken by it or them in accordance with the instructions of the Collateral Agent hereunder, unless (a) such instructions from the Collateral Agent are inconsistent with the terms of this Agreement, or (b) such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements were imposed on, incurred by or asserted against the Custodian because of the breach by the Custodian of its obligations hereunder, which breach was caused by gross negligence, fraud, bad faith or willful misconduct on the part of the Custodian or any of its directors, officers, agents or employees. The obligation of the Issuer shall survive the termination of this Agreement and the earlier resignation or removal of the Custodian.

Section 20. General Matters.

(a) Any delay or failure of any party hereto at any time to require strict performance of any other party of any provisions of this Agreement shall in no way affect the right of such party to require future strict performance of that or any other provision of this Agreement and shall not be construed as a waiver of any subsequent breach of any provision, a waiver of this provision itself or a waiver of any other right under this Agreement.

(b) All demands, notices, instructions and other communications shall be in writing (including telecopied or electronic communications) and shall be personally delivered, mailed or transmitted by telecopy or telegraph, respectively, addressed as set forth below:

If to the Issuer:
VON KARMAN FUNDING TRUST

c/o NEW CENTURY MORTGAGE CORPORATION

18400 Von Karman, Suite 1000 Irvine, CA 92612 Attn:	Kevin Cloyd (business contact) General Counsel (legal contact)

Phone: (949) 862-7941 Fax: (949) 224-5750 If to the Company:

NEW CENTURY MORTGAGE CORPORATION

18400 Von Karman, Suite 1000

Irvine, CA 92612 Attn:	Kevin Cloyd (business contact) General Counsel (legal contact)

Phone: (949) 862-7941

Fax: (949) 224-5750

If to the Custodian:

DEUTSCHE BANK NATIONAL TRUST COMPANY

1761 East St. Andrew Place

Santa Ana, CA 92705

Attn: Mortgage Custody – NC 031C

Phone: (714) 247-6000

Fax: (714) 247-6012

If to the Collateral Agent:

DEUTSCHE BANK TRUST COMPANY AMERICAS

60 Wall Street

MS NYC 60-2606

New York, NY 10005

Attn: Commercial Paper

Phone: (212) 250-5906

Fax: (212) 797-8604

or to such other address and/or Person as the parties hereto may designate in writing complying as to delivery to the terms of this paragraph.

(c) Each authorized representative of the Company, the Issuer, the Collateral Agent and the Custodian authorized to give and receive notices, requests and instructions and to deliver certificates and documents in connection with this Agreement and specimen signatures for each such authorized representative initially authorized hereunder are set forth on Exhibit C attached hereto. From time to time the parties hereto may deliver to each other revisions to Exhibit C reflecting changes in the information previously given. The Custodian shall be entitled to rely conclusively on the list set forth on Exhibit C until receipt of any superseding information on a new exhibit.

(d) If any of the provisions of this Agreement are invalid under any applicable statute or rule of law, they are, to that extent, to be deemed omitted.

(e) This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and supersedes all proposals, oral or written, and all other communications, oral or written, between the parties, relating to the subject matter of this Agreement, and may not be modified, except in writing, signed by the party against whom the modification is to be enforced.

(f) The Issuer or the Custodian may each terminate this Agreement by giving to the other parties hereto at least thirty (30) days’ prior written notice specifying the date of such termination; provided, however, that no such termination shall affect or impair any of the rights, duties or obligations hereunder of the Custodian with respect to any transaction occurring prior to such termination; provided, further, that the Issuer shall have received Rating Agency Confirmation. In the event that the Issuer is unable to find a successor custodian within such thirty (30) day period, the Custodian shall, upon payment in full of all amounts due and owing to the Custodian hereunder, deliver to the Issuer and the Collateral Agent or a Person designated by the Issuer and the Collateral Agent all of the Mortgage Notes, Mortgages and Assignments of Mortgages and other documents in its possession relating to the Mortgage Loans upon the expiration of such thirty (30) day period at the Issuer’s expense. The Custodian agrees to cooperate with the Issuer and the Collateral Agent in effecting the termination of its duties hereunder including, without limitation, transferring the Mortgage Notes, Mortgages and Assignments of Mortgages to the Issuer and the Collateral Agent or any Person designated by the Issuer and the Collateral Agent. In the event that no successor custodian has been appointed within 30 days, the Custodian may petition a court of competent jurisdiction for appointment of a successor.

(g) The Custodian agrees to cooperate with any new custodian selected by the Issuer and the Collateral Agent in effecting the termination of its duties hereunder, including, without limitation, transferring the Mortgage Notes, Mortgages and Assignments of Mortgages to such new custodian and executing such documents as may be reasonably required by such new custodian. The Custodian’s duties hereunder shall not in any event be terminated until the Mortgage Notes, Mortgages and Assignments of Mortgages have been delivered to a successor custodian or to the Issuer and the Collateral Agent. Notwithstanding the foregoing, it is expressly understood that the Custodian’s agreement to cooperate with the Issuer and the Collateral Agent and any successor custodian is subject to the Custodian’s right to deliver to the Collateral Agent or a Person designated by the Issuer and the Collateral Agent all of the Mortgage Notes, Mortgages and Assignments of Mortgages and other files in its possession upon the expiration of the thirty (30) day period referred to above. The costs and expenses of the Custodian, the Issuer and the Collateral Agent in connection with any such termination and/or transfer of the Mortgage Notes, Mortgages and Assignments of Mortgages shall be the responsibility of the Issuer.

(h) Written instructions as to the method of shipment and the shipper(s) that the Custodian is directed to utilize in connection with the transmission of Mortgage Notes, Mortgages and Assignments of Mortgages in the performance of the Custodian’s duties under subsections (f) and (g) above shall be delivered by the Issuer prior to any shipment of any documents hereunder. The Issuer will arrange for the provision of such services which the Issuer reasonably deems appropriate at the cost and expense of the Issuer (or at the Custodian’s option, the Issuer will reimburse the Custodian for all costs and expenses incurred by the Custodian consistent with such instructions of the Issuer) and will maintain such insurance against loss or damage to the documents as the Issuer reasonably deems appropriate. It is expressly agreed that in no event shall the Custodian have any (i) responsibility for documents which it has delivered to a shipper in accordance with the terms hereof while such documents are not in its possession or (ii) liability for any losses or damages to any Person, including without limitation the Issuer, arising out of actions of the Custodian consistent with such instructions of the Issuer (including, without limitation, losses or damages arising out of non-performance or faulty performance by a shipper).

(i) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH PARTY HERETO HEREBY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN THE BOROUGH OF MANHATTAN IN NEW YORK CITY FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY. EACH PARTY HERETO IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. EACH PARTY HERETO HEREBY CONSENTS TO PROCESS BEING SERVED IN ANY SUIT, ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT, OR ANY DOCUMENT DELIVERED PURSUANT HERETO BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, RETURN RECEIPT REQUESTED, TO ITS RESPECTIVE ADDRESS SPECIFIED AT THE TIME FOR NOTICES UNDER THIS AGREEMENT OR TO ANY OTHER ADDRESS OF WHICH IT SHALL HAVE GIVEN WRITTEN NOTICE TO THE OTHER PARTIES. THE FOREGOING SHALL NOT LIMIT THE ABILITY OF ANY PARTY HERETO TO BRING SUIT IN THE COURTS OF ANY JURISDICTION.

(j) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. This Agreement shall inure to the benefit of and be binding upon the Custodian, the Company and the Issuer and their respective successors and permitted assigns; provided, however, that, except for the assignment set forth in Section 19 herein, the rights of the Issuer, the Company and the Collateral Agent to indemnity from the Custodian pursuant to Section 16 hereof, and the right of the Custodian to indemnity from the Company pursuant to Section 17 hereof, are not assignable and shall inure only to the benefit of the Issuer, the Company, the Collateral Agent and the Custodian, as applicable, and to no other Person.

Section 21. Non-Petition Agreement. Notwithstanding any prior termination of this Agreement, each of the Company, the Collateral Agent and the Custodian severally and not jointly covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer, the applicable preference period then in effect) after the payment in full of the Obligations, acquiesce, petition or otherwise, directly or indirectly, invoke or cause the Issuer to invoke the process of any governmental authority for the purpose of commencing or sustaining a case against the Issuer under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, owner trustee, custodian, sequestrator or other similar official of the Issuer or any substantial part of its property or ordering the winding up or liquidation of the affairs of the Issuer. This Section 21 shall survive the termination of this Agreement.

Section 22. Limited Recourse. The Custodian agrees that the obligations of the Issuer under this Agreement are limited recourse obligations of the Issuer payable solely from the assets of the Issuer available for such purposes under the Security Agreement and that, upon application of all assets of the Issuer available under the Security Agreement for such purposes, the Custodian shall have no recourse to the Issuer for any obligations of the Issuer to the Custodian to the extent that such application does not provide for full satisfaction and payment of such obligation. In any event, no such obligation of the Issuer to the Custodian under this Agreement shall be a claim under Section 101 of the Bankruptcy Code. This Section 22 shall survive the termination of this Agreement.

Section 23. Third Party Beneficiary. The parties hereto agree that each Swap Counterparty shall be an express third party beneficiary of this Agreement, and entitled to enforce any rights granted to it hereunder as if it were a party hereto.

Section 24. No Recourse To Owner Trustee. It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by Christiana Bank & Trust Company, not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it as trustee, (b) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as a personal representation, undertaking and agreement by Christiana Bank & Trust Company but is made and intended for the purpose of binding only the Issuer, (c) nothing herein contained shall be construed as creating any liability on Christiana Bank & Trust Company, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (d) under no circumstances shall Christiana Bank & Trust Company be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Agreement or any other related documents.

IN WITNESS WHEREOF, the Issuer, the Company, the Collateral Agent and the Custodian have caused their names to be signed hereto by their respective officers thereunto duly authorized, all as of the date first above written.

VON KARMAN FUNDING TRUST, as Issuer

By: CHRISTIANA BANK & TRUST COMPANY,
not in its individual capacity, but solely as Owner Trustee

By: /s/ James M. Young
Name: James M. Young
Title: Assistant Vice President

NEW CENTURY MORTGAGE CORPORATION,

as Seller and Servicer

By: /s/ Kevin Cloyd
Name: Kevin Cloyd
Title: Executive Vice President

DEUTSCHE BANK NATIONAL TRUST COMPANY, as Custodian

By: /s/ Aimee Kemmeter
Name: Aimee Kemmeter
Title: Assistant Vice President

By: /s/ Carlos Falconi
Name: Carlos Falconi
Title: Associate

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent

By: /s/ Eileen M. Hughes
Name: Eileen M. Hughes
Title: Vice President